UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2023

SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 980-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On February 1, 2023, Sealed Air Corporation., a Delaware corporation (the “Company”), completed its previously announced acquisition of LB Holdco, Inc.(“Liqui-Box”), the parent company of Liqui-Box, Inc., pursuant to that certain Purchase Agreement, dated as of October 31, 2022 (the “Purchase Agreement”), by and among LB Super Holdco LLC, an affiliate of Olympus Partners (“Seller”), Liqui-Box, Cryovac International Holdings, Inc., a wholly-owned subsidiary of the Company (“Buyer”), solely for the purposes of certain provisions therein, LB Jersey Holdco Limited, and, solely for the purposes of guaranteeing certain obligations of Buyer, the Company.
The Purchase Agreement provides that, subject to the terms and conditions set forth therein, Buyer acquired from the Seller all of the issued and outstanding shares of capital stock of Liqui-Box for an aggregate cash purchase price of approximately $1.15 billion after giving effect to customary adjustments for specified Seller transaction expenses, working capital, cash, certain tax specific attributes and indebtedness of Liqui-Box at closing (the “Purchase Price”). The Purchase Price remains subject to further adjustment pursuant to a customary post-closing reconciliation process. Prior to the closing, Liqui-Box effected a reorganization pursuant to which it separated its DW Reusables, Corplex and Engineered Foam Products product lines from Liqui-Box.
The foregoing descriptions of the Purchase Agreement and the transaction do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 1, 2022 and which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On February 1, 2023, the Company issued a press release announcing the consummation of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated February 1, 2023.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Christopher J. Stephens, Jr.
	Name:	Christopher J. Stephens, Jr.
	Title:	Senior Vice President & Chief Financial Officer
Dated: February 1, 2023